UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2010

Dollarama Group Holdings L.P.

(Exact name of registrants as specified in their charters)

Quebec, Canada	333-143444	Not Applicable
(State or other jurisdiction of incorporation or organization)	Commission File Numbers:	(I.R.S. Employer Identification No.)

5805 Royalmount Avenue

Montreal, Quebec H4P 0A1

(Address of Principal Executive Offices, Zip Code)

Registrants’ telephone number, including area code (514) 737-1006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On January 28, 2010, Dollarama Inc. (“Dollarama”), the parent company of Dollarama Group Holdings L.P., closed the previously announced secondary offering of 13,150,000 of its common shares (which includes 1,500,000 shares purchased by the underwriters pursuant to their overallotment option) in the aggregate by certain selling shareholders in Canada. Specifically, Bain Dollarama (Luxembourg) One S. à .r. l, an entity indirectly owned by funds advised by Bain Capital Partners, LLC, sold 10,479,698 common shares, certain entities controlled by Larry Rossy, Alan Rossy and Leonard Assaly sold in the aggregate 2,619,833 common shares and Stéphane Gonthier sold 50,469 common shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLARAMA GROUP HOLDINGS L.P.

By:	Dollarama Group Holdings GP ULC, its general partner

By:	/S/ LARRY ROSSY
Name:	Larry Rossy
Title:	Chief Executive Officer

Date: January 28, 2010